                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 1996


                             BLUEGREEN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Massachusetts                    0-19292              03-0300793
         -------------                    -------              ----------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
         incorporation)                 file number)      Identification number)



5925 Town Center Road, Boca Raton, Florida                           33486
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                                 407-361-2700
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                               Patten Corporation
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS

At a special meeting of shareholders held on February 15, 1996, Patten Corporation (the "Company") received shareholder approval to amend the Company's Restated Articles of Organization (the "Charter") changing its name to Bluegreen Corporation. Articles of Amendment to the Charter were filed with the Secretary of State of The Commonwealth of Massachusetts on March 8, 1996. The results of voting from the special shareholders meeting is set forth below.


                                             Shares Voted
                                             ------------

       For...................................  15,101,509
       Against...............................     453,794
       Abstain...............................     179,089
       Non-votes.............................   3,807,080

       Shares outstanding....................  19,541,472



The Company's trading symbol on the New York Stock Exchange has been changed to "BXG". Trading under the new symbol becomes effective March 25, 1996.





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)          Exhibits

     Exhibit                      Description of Exhibit
     -------                      ----------------------
     4.1                          Articles of Amendment of the Company's
                                  Charter filed with the Secretary of State of The Commonwealth of Massachusetts

     19.1 Press Release dated March 19, 1996 announcing effectiveness of name change


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BLUEGREEN CORPORATION

                                                   /s/ George F. Donovan
                                                   -----------------------------
Date: March 22, 1996                               George F. Donovan
                                                   President and Chief Executive
                                                    Officer

                                                   /s/ Alan L. Murray
                                                   -----------------------------
Date: March 22, 1996                               Alan L. Murray
                                                   Treasurer and Chief Financial
                                                    Officer